SCHEDULE 14A
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant:      No.

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HOME FINANCIAL BANCORP
(Name of Registrant As Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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279 East Morgan Street
Spencer, Indiana 47460
(812) 829-2095

_____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________

To Be Held On October 12, 2004

        Notice is hereby given that the Annual Meeting of Shareholders of Home Financial Bancorp (the “Holding Company”) will be held at the Holding Company’s office at 279 East Morgan Street, Spencer, Indiana, on Tuesday, October 12, 2004, at 3:00 p.m., Eastern Standard Time.

        The Annual Meeting will be held for the following purposes:

1.	Election of Directors. Election of two directors of the Holding Company for terms expiring in 2007.

2.	Approval of Recognition and Retention Plan and Trust. Approval and ratification of the Owen Community Bank, s.b. 2004 Recognition and Retention Plan and Trust (the “2004 RRP”).

3.	Ratification of Auditors. Approval and ratification of the appointment of BKD LLP as auditors for Home Financial Bancorp for the fiscal year ending June 30, 2005.

4.	Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

       Shareholders of record at the close of business on August 24, 2004, are entitled to vote at the meeting or any adjournment thereof.

        We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

        A copy of our Annual Report for the fiscal year ended June 30, 2004, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                                                                                By Order of the Board of Directors                                                                                                 Kurt D. Rosenberger, President

Spencer, Indiana
September 14, 2004

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

HOME FINANCIAL BANCORP

279 East Morgan Street
Spencer, Indiana 47460
(812) 829-2095

____________________________

PROXY STATEMENT
____________________________

FOR

ANNUAL MEETING OF SHAREHOLDERS

October 12, 2004

        This Proxy Statement is being furnished to the holders of common stock, without par value (the “Common Stock”), of Home Financial Bancorp (the “Holding Company”), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on October 12, 2004, at the Holding Company’s office at 279 East Morgan Street, Spencer, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Owen Community Bank, s.b. (the “Bank”). This Proxy Statement is expected to be mailed to the shareholders on or about September 14, 2004.

        The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

        Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Gary M. Monnett, 279 East Morgan Street, Spencer, Indiana 47460), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Only shareholders of record at the close of business on August 24, 2004 (“Voting Record Date”), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,356,050 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of August 24, 2004, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percent of Class (5)
Frank R. Stewart	216,126	(2)	15.7%
c/o Owen Community Bank, s.b
279 East Morgan Street
Spencer, Indiana 47460
Community Trust and Investment	137,975	(3)	10.2%
Company, Inc., Trustee
105 N. Pete Ellis Drive
Suite B
P.O. Box 5996
Bloomington, Indiana 47407
Tad Wilson	120,994	(4)	8.9%
877 Maple Drive
Spencer, Indiana 47460
William Lannan	105,000		7.7%
R.R. 4, Box 12
Loogootee, Indiana 47533
Gary E. Gray, Jr	119,033		8.8%
2600 6th Street, Apt. 13
Bedford, IN 47421
Charles W. Wehking III	68,000		5.0%
10451 Sappington Lane
St. Louis, Missouri 63128

--------------------

(1)	The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them and on other information obtained by the Holding Company. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings or the date such information was obtained.
(2)	Of these shares, 179,381 are owned jointly by Mr. Stewart and his wife, 20,000 are subject to a stock option granted under the Home Financial Bancorp Stock Option Plan (the "Option Plan"), and 16,745 are held under the Holding Company's Employee Stock Ownership Plan (the "ESOP"), as of June 30, 2004.
(3)	These shares are held by the Trustee of the Owen Community Bank, s.b. Employee Stock Ownership Plan and Trust. The employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.
(4)	Of these shares, 40,000 are owned jointly by Mr. Wilson and his wife and 6,000 are subject to a stock option granted under the Option Plan.
(5)	Based upon 1,356,050 shares of Common Stock outstanding which does not include options for 79,800 shares of Common Stock granted to certain directors, officers and employees of the Holding Company and the Bank.

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PROPOSAL I-- ELECTION OF DIRECTORS

        The Board of Directors consists of seven members. All of the directors except Frank R. Stewart, Kurt D. Rosenberger and Gary M. Monnett meet the standards for independence of Board members set forth in the Listing Standards for the National Association of Securities Dealers. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors generally must have their principal domicile in Owen County, Indiana or one of its adjoining counties, must have had a loan or deposit relationship with the Bank for a continuous period of 12 months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in their home county for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The two nominees for election as a director this year are Stephen Parrish and Kurt D. Rosenberger, each of whom currently serves as a director. Messrs. Parrish and Rosenberger each have been nominated to serve for a three-year term ending in 2007.

        Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

        The following table sets forth certain information regarding the nominees for the position of director of the Holding Company and each director continuing in office after the Annual Meeting, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Mr. Parrish is married to Mr. Wilson's sister. No other nominee for director is related to any other nominee for director, director, or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

Name	Expiration of Term as Director	Director of the Bank Since	Director of the Holding Company Since	Common Stock Beneficially Owned as of August 24, 2004 (1)		Percentage of Class
Director Nominees
Stephen Parrish	2007	1982	1996	26,810	(2)	2.0%
Kurt D. Rosenberger	2007	1998	1998	50,092	(3)	3.6%
Directors Continuing
in Office
John T. Gillaspy	2006	1986	1996	62,043	(2)	4.6%
Gary M. Monnett	2006	1998	1998	11,500	(4)	.8%
Robert W. Raper	2006	1970	1996	30,043	(5)	2.2%
Frank R. Stewart	2005	1963	1996	216,126	(6)	15.7%
Tad Wilson	2005	1978	1996	120,994	(7)	8.9%
All directors and executive				517,608	(8)	36.4%
officers as a group (7 persons)

(1)	Based upon information furnished by the respective director nominees and directors. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has
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or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the director nominees residing in their homes.
(2)	Of these shares, 6,000 are subject to a stock option granted under the Option Plan and the remaining shares are held jointly by the director and his wife.
(3)	Of these shares, 11,278 are owned jointly by Mr. Rosenberger and his wife, 1,180 are held under the Owen Community Bank, s.b. Recognition and Retention Plan and Trust (the “RRP”), 20,000 are subject to a stock option granted under the Option Plan, and 17,634 are held under the Holding Company’s ESOP, as of June 30, 2004.
(4)	Of these shares, 3,000 are subject to a stock option granted under the Option Plan, 3,400 are held under the RRP, and 3,300 are held under the ESOP, as of June 30, 2004.
(5)	Of these shares, 20,808 are held jointly by Mr. Raper and his grandchildren and 6,000 are subject to a stock option granted under the Option Plan.
(6)	Of these shares, 179,381 are owned jointly by Mr. Stewart and his wife, 20,000 are subject to a stock option granted under the Option Plan and 16,745 are held under the ESOP, as of June 30, 2004.
(7)	Of these shares, 40,000 are owned jointly by Mr. Wilson and his wife and 6,000 are subject to a stock option granted under the Option Plan.
(8)	Of these shares, 67,000 are subject to stock options granted under the Option Plan, 4,580 are held under the RRP, and 37,679 are held under the ESOP, as of June 30, 2004.

        Presented below is certain information concerning the director nominees of the Holding Company:

        John T. Gillaspy (age 76), has served as a director of the Holding Company since its formation and of the Bank since 1986. Mr. Gillaspy also served as President until 1994 and Chief Executive Officer until 2002 of the Spencer Evening World, Inc., a newspaper based in Spencer, Indiana.

        Gary M. Monnett (age 44), became Executive Vice President, Chief Financial Officer, and Secretary of the Holding Company and the Bank in July 2002, having served as a director of both institutions since 1998, and Comptroller of the Bank since 2000. Prior to 2000, Mr. Monnett served as a self-employed certified public accountant based in Cloverdale, Indiana for more than five years.

        Stephen Parrish (age 64), has served as a director of the Holding Company since its formation and of the Bank since 1982. Mr. Parrish has also served as a funeral director for the West-Parrish-Pedigo Funeral Home in Spencer, Indiana, for more than five years.

        Robert W. Raper (age 87), has served as a director of the Holding Company since its formation and of the Bank since 1970, which he has served as Vice Chairman since 1994. Prior to 1994, Mr. Raper served as Vice President of the Bank.

        Kurt D. Rosenberger (age 45), became President and Chief Executive Officer of the Holding Company and of the Bank on July 1, 2002. Previously, he served as Vice President and Chief Financial Officer of the Holding Company since 1996, and as Vice President of the Bank since 1994. Theretofore, he served as Senior Financial Analyst for the Office of Thrift Supervision in Indianapolis, Indiana, from 1990 to 1994.

        Frank R. Stewart (age 79), has served as Chairman of the Board of the Holding Company since its formation and of the Bank since 1963. Mr. Stewart served as President of the Bank from 1982 until 1994. Mr. Stewart has also served as President of BSF, Inc., a subsidiary of the Bank, since its formation in 1989. Mr. Stewart has extensive experience in real estate development and sales.

        Tad Wilson (age 69), has served as a director of the Holding Company since its formation and of the Bank since 1978. Mr. Wilson also served as President until 2002 of Metropolitan Printing Service, Inc., a

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print management company based in Bloomington, Indiana, and is the owner of various rental properties located in Bloomington, Indiana.

        THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

        During the fiscal year ended June 30, 2004, the Board of Directors of the Holding Company met or acted by written consent six times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has a Stock Compensation Committee, an Audit Committee and a Governance and Nominating Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

        The Stock Compensation Committee administers the Option Plan and the RRP and determines the compensation of the Holding Company’s officers. It will administer the 2004 RRP if approved by shareholders at the Annual Meeting. The members of that Committee are Messrs. Gillaspy, Parrish and Wilson. All of these Committee members meet the standards for independence for compensation committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Stock Compensation Committee met twice during fiscal 2004.

        The Audit Committee, comprised of Messrs. Parrish, Wilson and Gillaspy, recommends the appointment of the Corporation’s independent accountants in connection with its annual audit, and meets with them to outline the scope and review the results of such audit. That Committee met twice during fiscal 2004.

        The Holding Company’s Governance and Nominating Committee, consisting of Messrs. Raper, Gillaspy and Wilson, selects the individuals who will run for election to the Holding Company’s Board of Directors each year. It met once in fiscal 2004. All members of the Governance and Nominating Committee meet the standards for independence for nominating committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Governance and Nominating Committee’s charter is attached as Exhibit A hereto.

        Although the Governance and Nominating Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose, as it will address nominations on a case by case basis. When considering a potential candidate for membership on the Holding Company’s Board of Directors, the Governance and Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. The Governance and Nominating Committee does not have specific minimum qualifications that must be met by a Governance and Nominating Committee-recommended candidate and there is not a specific process for identifying such candidates. There are no differences in the manner in which the Governance and Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Holding Company’s Board of Directors by a shareholder. The Governance and Nominating Committee has not received any recommendations from any of the Holding Company’s shareholders in connection with the Annual Meeting.

        Directors must satisfy certain qualification requirements set forth in the Holding Company’s By-Laws. Article III, Section 12 of the Holding Company’s By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days’ notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company’s By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

        The Holding Company has adopted a policy for its shareholders to send written communications to the Holding Company’s directors. Under this policy, shareholders may send written communications in a letter by first-class mail addressed to any director at the Holding Company’s main office. The Holding Company has also adopted a policy that strongly encourages its directors to attend each Annual Meeting of Shareholders. All but one of the Holding Company’s seven directors attended the Annual Meeting of Shareholders held on October 14, 2003.

Management Remuneration and Related Transactions

       Remuneration of Named Executive Officer

        During the fiscal year ended June 30, 2004, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

        The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last three fiscal years of the person who served as chief executive officer of the Holding Company during the fiscal year ended June 30, 2004 (the “Named Executive Officer”). There were no executive officers of the Holding Company who earned over $100,000 in salary and bonuses during that fiscal year.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Other Annual Compen- sation($)(2)	Restricted Stock Awards($)		Securities Underlying Options (#)	All Other Compen- sation($)(3)
Kurt D. Rosenberger	2004	$90,968	$6,250	--	--		--	$16,313
President and Chief	2003	$78,104	$ 217	--	$7,000	(4)	--	$14,990
Executive Officer	2002	$66,034	$ 217	--	--		--	$ 9,268

(1)	Includes fees received for service on the Bank’s Board of Directors and amounts deferred by the Named Executive Officer pursuant to 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), under the Bank’s Thrift Plan.
(2)	Mr. Rosenberger received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(3)	Consists of the Bank’s contribution on behalf of the Named Executive Officer to the Thrift Plan and to the ESOP.
(4)	The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five-year period commencing December 31, 2002. As of June 30, 2004, the number and aggregate value of restricted stock holdings by Mr. Rosenberger were 1,180 and $7,422. Dividends paid on the restricted shares are payable to the grantee as the shares vest and are not included in the table.

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        Stock Options

        The following table includes the number of shares covered by stock options held by the Named Executive Officer as of June 30, 2004, and the value of the “in-the-money” options (options whose exercise price is lower than the market value of the shares at fiscal year end). The Named Executive Officer did not exercise any stock options during the fiscal year and was not granted any stock options during that fiscal year.

Outstanding Stock Option Grants and Value Realized As Of 6/30/2004

	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Kurt D. Rosenberger	20,000	--	$40,800	$--

(1)	Amounts reflecting the value of outstanding options are based on the difference between the closing price per share for the shares on June 30, 2004, which was $6.29 per share, and the exercise price for the options.

        Employment Contracts

        The Bank has entered into three-year employment contracts with each of Messrs. Rosenberger and Monnett (together, the “Employees”). The contracts with the Employees extend annually for an additional one-year term to maintain their three-year terms if the Board of Directors of the Bank determines to so extend them, unless notice not to extend is properly given by either party to the contract. Each Employee receives an initial salary under the contract equal to his current salary subject to increases approved by the Board of Directors. The contracts also provide, among other things, for participation in other fringe benefits and benefit plans available to the Bank’s employees. Each Employee may terminate his employment upon sixty days’ written notice to the Bank. The Bank may discharge each Employee for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates an Employee’s employment for other than cause or if the Employee terminates his own employment for cause (as defined in the contract), the Employee will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company (as defined below) or for the remaining term of the Agreement, if the termination does not follow a change of control. In addition, during such period, the Employee will continue to participate in the Bank’s group insurance and retirement plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, each Employee will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contact) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to the Employees by the Bank, are deemed to be payments in violation of the “golden parachute” rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to the Employees if the contracts were terminated after a change of control of the Holding Company, without cause by the Bank, or for cause by the Employees, would be $278,995 for Mr. Rosenberger and $180,428 for Mr. Monnett. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

        The employment contracts provide the Bank protection of its confidential business information and protection from competition by each of the Employees should he voluntarily terminate his employment without cause or be terminated by the Bank for cause.

        The Bank also entered into a three-year employment contract with Mr. Stewart which may be renewed by the Board each year for one additional year. Mr. Stewart’s employment agreement provides for the payment by the Bank to Mr. Stewart of an annual salary equal to $72,072, subject to increases as determined by the Board of Directors. In the event Mr. Stewart’s employment is terminated by the Bank without cause, Mr. Stewart will continue to receive such compensation during the then-remaining term of the contract.

        The Bank is the owner and beneficiary of $100,000 in key man life insurance on the lives of Mr. Rosenberger and Mr. Monnett.

        Compensation of Directors

        All directors of the Bank are entitled to receive monthly director fees for their services. Each of Mr. Wilson, Mr. Gillaspy and Mr. Raper receive $900 per month, and Mr. Stewart receives $600 per month. All other directors of the Bank receive $500 per month. Each director is entitled to receive $150 per committee meeting or special Board meeting attended.

        Directors of the Holding Company are not currently paid directors’ fees. The Holding Company may, if it believes it is necessary to attract qualified directors or otherwise beneficial to the Holding Company, adopt a policy of paying directors’ fees.

        Transactions With Certain Related Persons

        The Bank has followed a policy of offering to its directors and executive officers real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

        Audit Committee Report, Charter, and Independence

        Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company’s financial statements for the fiscal year ended June 30, 2004, included in the Holding Company’s Shareholder Annual Report accompanying this Proxy Statement (“2004 Audited Financial Statements”):

The Committee has reviewed and discussed the Holding Company’s 2004 Audited Financial Statements with the Company’s management.

The Committee has discussed with its independent auditors (BKD LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company’s financial statements. BKD LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company’s 2004 Audited Financial Statements.

The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Holding Company and its related entities) and has discussed with the auditors the auditors’ independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-Q, is compatible with maintaining the auditors’ independence.

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Based on review and discussions of the Holding Company’s 2004 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company’s 2004 Audited Financial Statements be included in the Holding Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

This Report is respectfully submitted by the Audit Committee of the Holding Company’s Board of Directors.

Audit Committee Members John T. Gillaspy Stephen Parrish Tad Wilson

        Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually. A copy of that charter is attached as Exhibit B.

        Independence of Audit Committee Members. The Holding Company’s Audit Committee is comprised of Messrs. Gillaspy, Parrish and Wilson. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. The Holding Company does not have a director on its Audit Committee who is a “financial expert” as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934. The Holding Company’s Board of Directors has selected directors to serve on the Audit Committee based on the Board’s determination that they are fully qualified to supervise the Holding Company’s independent auditors, to monitor the Holding Company’s internal accounting operations, and to take steps resulting in financial disclosures that fairly present the Holding Company’s financial condition and results of operations.

        Accountants’ Fees and Services

        Audit Fees. The firm of BKD, LLP (“BKD”) served as our independent public accountants for each of our last two fiscal years ended June 30, 2003 and 2004. The aggregate fees billed by BKD for the audit of our financial statements included in our annual report on Form 10-KSB and for the review of our financial statements included in our quarterly reports on Form 10-QSB for our fiscal years ended June 30, 2003 and 2004, were $54,406 and $50,161, respectively.

        Audit-Related Fees. There were no fees billed in fiscal 2003 or 2004 for assurance and related services by BKD that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above.

        Tax Fees. The aggregate fees billed in each of fiscal 2003 and 2004 for professional services rendered by BKD for tax compliance, tax advice or tax planning were $7,250 and $7,066, respectively.

All Other Fees. There were no fees billed in fiscal 2003 or 2004 for professional services rendered by BKD except as disclosed above.

Board of Directors Pre-Approval. Our Board of Directors formally adopted resolutions pre-approving our engagement of BKD to act as our independent auditor for the last two fiscal years ended June 30, 2004. Such pre-approval included a pre-approval of all audit-related and tax services. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of BKD will be made by the Audit Committee and all non-audit and audit services to be rendered by BKD will be pre-approved by the Audit Committee. Our independent auditors performed all work described above with their respective full-time, permanent employees.

9

PROPOSAL II — RECOGNITION AND RETENTION PLAN AND TRUST

       The Board of Directors of the Holding Company adopted the 2004 Recognition and Retention Plan and Trust (the “2004 RRP”) on August 3, 2004. The central features of the 2004 RRP are summarized below, but the 2004 RRP is set forth in full in Exhibit C to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the 2004 RRP.

Purpose

       The purpose of the 2004 RRP is to retain directors and key employees of the Holding Company and its subsidiaries by providing such persons with a proprietary interest in the Holding Company, as compensation for their contributions to the Holding Company and its subsidiaries and as an incentive to make such contributions in the future.

Administration

       The 2004 RRP is administered by the Stock Compensation Committee (the “Stock Compensation Committee”) of the Holding Company’s Board of Directors, which must at all times consist of at least two directors of the Holding Company, each of whom is a non-employee director within the meaning of the definition of that term contained in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The current members of the Stock Compensation Committee are set forth on page 5 of this Proxy Statement. The Stock Compensation Committee selects recipients and establishes terms of awards made under the 2004 RRP. The Stock Compensation Committee’s interpretations and constructions of the 2004 RRP provisions or any award made under the 2004 RRP are final and binding.

       The Committee may adopt rules or regulations under the 2004 RRP. The Trustee of the 2004 RRP will be Community Trust and Investment Company, Inc. The Trustee acquires, holds and distributes shares of Common Stock and other 2004 RRP assets in accordance with the terms of the 2004 RRP.

       The Holding Company has agreed to indemnify the Trustee, the Committee members, and any director of the Holding Company or of the Bank against liability for good faith determinations made under the 2004 RRP. The Holding Company has also agreed to indemnify the Trustee for actions under the 2004 RRP not constituting negligence or willful misconduct.

Eligibility

       Employees and directors of the Holding Company and its affiliated corporations who elect to participate in the 2004 RRP (“Affiliates”), are eligible to receive awards under the 2004 RRP. The Committee is to consider the position and responsibilities of the eligible grantees, the length and value of their services, their level of compensation, and any other factors the Committee deems relevant.

Contributions

       The Bank’s Board of Directors determines the amount or method of computing the amount of cash contributions to be made to the 2004 RRP by the Bank or its Affiliates. No employee contributions are permitted.

Investment of Contributions

       Contributions made to the 2004 RRP are to be invested by the Trustee in Common Stock, to the fullest extent possible. At the time the Plan became effective, 50,000 shares of the Holding Company’s Common Stock were reserved for purchase under the 2004 RRP. Such shares may be authorized but unissued shares, treasury shares, or issued and outstanding shares. In the event authorized but unissued shares or treasury shares are acquired by the 2004 RRP, the interests of existing shareholders will be diluted. Earnings, gains and losses with respect to Trust assets (including dividends and distributions payable with respect to shares of Common Stock) will be allocated to recipients of 2004 RRP awards, to the extent allocable to awards made to those recipients, and, otherwise, to the general account of the Trust. All expenses and costs of administering the 2004 RRP are to be paid by the Holding Company or the Bank.

Awards

       Under the 2004 RRP, awards are granted to eligible employees and directors in the form of shares of Common Stock held by the 2004 RRP. Awards are nontransferable and nonassignable, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the recipient may only be earned by and paid to him. Unless the Committee provides otherwise, at the time a 2004 RRP award is granted, the shares which are the subject of the award are to vest and be earned by the recipient at the rate of 20% of the shares awarded at the end of each full 12 months of service with the Bank or an Affiliate after the date of grant of the award. Awards are adjusted for capital changes such as stock dividends and stock splits. Awards are subject to the claims of the Bank’s creditors until distributed.

       Notwithstanding the foregoing, awards will be 100% vested upon termination of employment or service as a director or director emeritus due to death or disability, or if a grantee’s employment or service is terminated within 18 months following a change in control of the Holding Company. For this purpose, a material diminution of or interference with the grantee’s duties as an employee shall be deemed an involuntary termination of employment. Unvested shares held by a grantee who retires under the qualified retirement plan of the Holding Company and does not remain a director or director emeritus will be forfeited unless the Committee waives any remaining period of restriction so that they will be fully earned at the time of such retirement. In the event that a grantee terminates employment with the Holding Company and an Affiliate and service as a director and director emeritus for any other reason, the nonvested awards will be forfeited. If an employee’s employment or a director’s or director emeritus’ service is terminated for cause (as defined in the 2004 RRP), or if his conduct would have justified termination for cause, shares not already delivered to him under the 2004 RRP, whether or not vested, may be forfeited by resolution of the Board of Directors of the Bank. Earned shares are distributed to recipients as soon as practicable following the day on which they are earned. When shares become vested and are actually distributed in accordance with the 2004 RRP, the participants will also receive amounts equal to any accrued dividends and other earnings or distributions payable with respect thereto.

       No awards have been made under the 2004 RRP yet.

Voting

       Prior to vesting, grantees may direct the 2004 RRP Trustee as to the voting of shares which have been awarded to him or her. Shares as to which no directions are received will be voted in the same proportion as shares which have been awarded and voted.

Federal Income Tax Consequences

       The Trust should be treated as a grantor trust under the Code and, thus, in computing the taxable income and credits of the Holding Company, those items of income, deductions and credits which are attributable to the Trust shall be taken into account by the Holding Company. When shares become vested in accordance with the 2004 RRP, the participants will recognize income equal to the fair market value of the Common Stock at that time; provided however that participants may make a § 83(b) election under the Code with respect to all or part of their awards prior to vesting and in such situations restricted stock certificates will be delivered to such participants and those participants will be taxed on the fair market value of the shares at the time the § 83(b) election is made. The amount of income recognized by the participants will be a deductible expense for tax purposes for the employer Holding Company or Bank, assuming the employer satisfies its withholding tax obligation with respect to persons subject to such withholding.

Accounting Treatment

       When the Stock Compensation Committee makes an 2004 RRP award, an amount equal to the fair market value at the date of grant of the awarded stock is charged to compensation expense over the period of the restriction. The unearned portion of the award is included in the Holding Company’s balance sheet as a reduction of shareholders’ equity.

Amendment or Termination

       The Board of Directors of the Bank may amend or terminate the 2004 RRP. The 2004 RRP remains in effect until the earlier of 21 years from its effective date, termination by the Board of the Bank, or the distribution of all Trust assets.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE 2004 RRP. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY’S COMMON STOCK VOTING IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS “NO” VOTES. BROKER NON-VOTES WILL BE EXCLUDED FROM THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND WILL HAVE NO EFFECT ON THE VOTE.

PROPOSAL III — RATIFICATION OF AUDITORS

       The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of BKD LLP, certified public accountants, as independent auditors for the fiscal year ended June 30, 2004. BKD LLP has served as auditors for the Bank since 1989. A representative of BKD LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), requires that the Holding Company’s officers and directors and persons who own more than 10% of the Holding Company’s Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

       Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 2004, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were satisfied in a timely manner; except that Kurt Rosenberger and Gary Monnett reported their RRP awards of 1,475 and 3,500 shares made on December 24, 2002, approximately eight months late, and Mr. Monnett reported his sale of 1,300 shares on March 12, 2004, approximately five and one-half months late.

SHAREHOLDER PROPOSALS

       Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the proxy statement and form of proxy must be received at the main office of the Holding Company for inclusion in the Holding Company’s proxy statement no later than 120 days in advance of September 14, 2005. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 279 East Morgan Street, Spencer, Indiana 47460, and will be subject to the requirements of the proxy rules under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether included in the Holding Company’s proxy materials), the Holding Company’s articles of incorporation, by-laws, and Indiana law.

       A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company’s proxy statement and form of proxy, will normally be considered untimely if it is received by the Holding Company later than 60 days prior to the Annual Meeting. If, however, less than 70 days’ notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company’s proxy statement for the next Annual Meeting.

OTHER MATTERS

       Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

        Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                                                                                         By Order of the Board of Directors                                                                                                          Kurt D. Rosenberger, President

September 14, 2004

13

Exhibit A

Home Financial Bancorp

Governance and Nominating Committee Charter

Purpose The Governance and Nominating Committee is appointed by the Board of Directors to:

o	identify individuals qualified to become board members; and

o	select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

Committee Membership

        The Committee will be composed entirely of directors who satisfy the definition of “independent” under the listing standards of The Nasdaq Stock Market (Nasdaq). The Committee members will be appointed by the Board annually and may be removed by the Board in its discretion. No Committee member shall vote on his or her own nomination to serve on the Board of Directors for an additional term. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

        The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.

Committee Authority and Responsibilities

        The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

        The Committee, to the extent it deems necessary or appropriate, will:

o	Identify individuals qualified to become members of the Board.

o	Select, or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting.

o	Recommend to the Board director nominees to fill vacancies on the Board in the interval between annual meetings of the Company’s shareholders.

o

Make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria (such as, independence, experience relevant to the needs of the Company, leadership qualities, diversity and ability to represent the shareholders) for the selection of individuals to be considered as candidates for election to the Board.

o	Make sure director nominees satisfy any director qualification requirements in the Company’s articles of incorporation or bylaws.

o

Consider shareholder nominations of directors consistent with the requirements of the Company’s articles of incorporation and bylaws, and recommend to the Board of Directors actions to be taken with respect to such nominations.

Exhibit B

CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
HOME FINANCIAL BANCORP

        The Board of Directors of Home Financial Bancorp hereby establishes its Audit Committee. The Audit Committee shall consist of at least three (3) directors, all of whom are independent of management of the Corporation and any of its subsidiaries and free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of independent judgment respecting the matters over which the Committee is given authority. Directors will not be deemed independent if they accept consulting, advisory or other fees from the Corporation (other than in their capacity as directors or director committee members), subject to any de minimus exceptions which shall be permitted by the Securities Exchange Commission, or if they beneficially own directly or indirectly 5% or more of the Corporation’s outstanding securities.

        The members of the Audit Committee shall be elected annually by the Board of Directors in connection with the annual meeting of the board or by unanimous written consent of the Board of Directors in lieu thereof. Members shall be elected by the Board of Directors with due regard to such member’s training in, or experience with, accounting and financial reporting issues. To the extent possible, at least one director who would be a “financial expert,” as defined in Section 407(b) of the Sarbanes-Oxley Act of 2002, shall be added to the Committee. Members of the Committee may be removed, and vacancies on the Committee may be filled by the Board of Directors in accordance with the Code of By-laws of the Corporation. The Chairman of the Audit Committee may be designated by the Board of Directors and, in the absence of such designation, may be elected by the Audit Committee from among their members. The Audit Committee shall assist the Board of Directors to oversee the Corporation’s financial reporting processes, its internal financial control structures and its external financial audit processes.

        The Audit Committee shall facilitate communication on Financial Matters (defined below) among the Board of Directors, management and the Corporation’s independent auditors. The Audit Committee possesses and is hereby granted the power and authority of the Board of Directors over the foregoing and over the Corporation’s Financial Matters to the extent necessary to allow the Committee to carry out its purposes. The matters over which the Audit Committee has oversight authority include the following (collectively, referred to herein as “Financial Matters”):

  The quality, accuracy and integrity of the Corporation’s annual and quarterly financial statements, including footnotes and related disclosures.
  The quality, scope and procedures of the independent auditors’ audits of the Corporation’s financial statements.
  The quality, appropriateness and implementation of the Corporation’s significant accounting policies.
  Audit conclusions respecting significant estimates and adjustments.
  The disclosure, treatment or resolution of any material weakness in financial reporting or controls or reportable conditions identified by management or the independent auditors.
  The quality, adequacy and appropriateness of the Corporation’s internal financial control structures, including any circumstances in which such controls may be overridden or compromised.
  Disagreements among management or the independent auditors.
  The assessment of material risks or contingencies that may affect the Corporation’s financial reporting including the risk of liability associated with litigation or noncompliance with law.
  Such other matters affecting the quality, integrity or accuracy of the Corporation’s financial reporting as the Committee deems relevant to any of the foregoing matters.

Authority Respecting Independent Auditors

        The independent auditors shall ultimately be accountable to the Audit Committee, as representatives of the shareholders and the Corporation’s other constituencies, and shall report directly to the Audit Committee. The Audit Committee shall be responsible for the appointment, compensation, and oversight of the work of the independent auditors. The costs and fees of such independent auditors shall be paid by the Corporation.

        The Audit Committee shall take such action as it deems appropriate to ensure that the Corporation receives annually from the independent auditors a formal written statement, consistent with Independence Standards Board Standard 1, delineating all relationships between the auditors and the Corporation that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Corporation or any of its affiliates and the fees paid or proposed to be paid for such services. The Audit Committee shall meet at least annually with the independent auditors to engage in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors.

        The Audit Committee has the following specific authority respecting the independent auditors:

(a)	To engage or dismiss the independent auditors.

(b)	To assess any matter that may affect the independence of the independent auditors and the appearance of propriety of any such matter and to take, or to direct management to take, appropriate action to confirm, oversee or improve the independence of the auditors.

(c)	To direct the independent auditors to meet with the Audit Committee from time to time, separately or in the presence of management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

(d)	To take action to resolve any disagreement respecting accounting principles, the implementation or application of such principles or Financial Matters between Management and the independent auditor.

(e)	To review with management and the independent auditors the Corporation’s audited annual financial statements and the independent auditors’ opinion rendered with respect to such financial statements, including a review of the nature and extent of any significant changes in accounting principles or the application thereof and determine whether to recommend the inclusion of such audited financial statements in the Corporation’s Annual Report for the year.

(f)	To prepare a report to be included in the Corporation’s proxy statements stating that the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditor matters required to be discussed by SAS No. 61; and (iii) obtained and discussed with independent auditors disclosures required by Independence Standards Board Standard No. 1.

Prior Approval of Audit Services and Non-Audit Services

        In connection with the agreement of the Corporation’s independent auditors to provide services to the Corporation from time to time, the Audit Committee shall take reasonable steps to identify which of the services to be provided would be deemed non-audit services which may be provided to the Corporation by the independent auditors, and which would be deemed auditing services, within the meaning of Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. To the extent required by those statutory provisions, all of such services shall be pre-approved by the Audit Committee, or one or more independent director members of the Audit Committee to whom such pre-approval authority shall have been delegated by the Audit Committee. In no event shall the Audit Committee authorize or permit the independent auditors to provide any of the prohibited non-audit services described in Section 201 of the Sarbanes-Oxley Act of 2002.

Authority Over Management Activities Relating To Financial Matters

        The Audit Committee has the following specific authority over the activities of management in Financial Matters:

(a)	To direct the chief financial officer or other members of management to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

(b)	To assess the quality, adequacy and appropriateness of the accounting principles and policies implemented and applied by the Corporation and the quality, integrity and accuracy of the Corporation’s financial reporting, and, in the Committee’s discretion, from time to time or upon request, to approve or disapprove such principles or policies or to approve, disapprove or mandate any changes therein.

Authority Respecting Complaints

        The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters. Procedures shall also be established by the Audit Committee for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Investigations And Obtaining Advice

        The Audit Committee has the authority to require investigations and to obtain advice respecting the Corporation’s Financial Matters and the Committee’s exercise of its authority, as the Committee deems necessary or appropriate. Without limiting the foregoing, the Committee has authority to direct management, including the Corporation’s legal counsel, or the independent auditors to investigate any Financial Matters and related issues and to provide reports to the Committee respecting such investigation. The Committee has authority to meet with the Corporation’s external general counsel, to obtain advice respecting the exercise of the Committee’s authority and to direct such external counsel to investigate such legal issues relating to Financial Matters and to report to the Committee regarding same, as the Committee deems necessary or appropriate. The Committee has authority, on behalf of the Corporation, to engage independent advisors whom the Committee may designate to provide advice and guidance to the Committee respecting the exercise of its authority and issues relating to Financial Matters as the Committee deems necessary or appropriate, including, without limitation, independent legal counsel, and independent financial advisors which may include investment banking firms or accounting firms, other than the independent auditors. The Committee has authority to meet separately with, and to receive private and, where appropriate, privileged, written or oral communications from any of such advisors. The costs and fees of such advisors shall be paid by the Corporation.

Procedural Matters

        The Audit Committee shall meet from time to time at the call of its Chairman or at the direction of the Board of Directors. The Chairman of the Audit Committee shall call a meeting of the Committee upon the request of any member of the Committee or the Chairman of the Board of Directors. The provisions of the Code of By-laws of the Corporation respecting notice of meetings and for action to be taken by the Board of Directors shall apply to meetings and actions of the Audit Committee. The Audit Committee shall annually update and review the Audit Committee Charter.

        The Chairman of the Audit Committee shall report on the activities of the Committee to the Board of Directors from time to time upon request of the Chairman of the Board of Directors or of the Board of Directors.

Limitation

        Nothing in this charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Corporation under the Indiana Business Corporation Law, as amended (“IBCL”), and this Charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or in addition to, the duties or standard established by the IBCL.

Exhibit C

OWEN COMMUNITY BANK, S.B.
RECOGNITION AND RETENTION PLAN AND TRUST

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

        1.01 Owen Community Bank, s.b. hereby establishes the Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the “Agreement”).

        1.02 The Trustee, which initially shall be Community Trust and Investment Co., hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

        2.01 The purpose of the Plan is to retain directors and executive officers in key positions by providing such persons with a proprietary interest in the Holding Company (as hereinafter defined) as compensation for their contributions to the Holding Company and to the Bank and its Affiliates (as hereinafter defined) and as an incentive to make such contributions and to promote the Holding Company’s and the Bank’s growth and profitability in the future.

ARTICLE III
DEFINITIONS

        The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

        3.01 “Affiliate” means the Holding Company and those subsidiaries or affiliates of the Holding Company or the Bank which, with the consent of the Board, agree to participate in this Plan.

        3.02 “Bank” means Owen Community Bank, s.b. and its successors, whether in mutual or stock form.

        3.03 “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or, if none, his estate.

        3.04 “Board” means the Board of Directors of the Bank.

        3.05 “Committee” means the Stock Compensation Committee of the Board of Directors of the Holding Company. At all times during its administration of this Plan, the Committee shall consist of two or more directors of the Holding Company, each of whom shall be a “Non-Employee Director” within the meaning of the definition of that term contained in Regulation 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

        3.06 “Common Stock” means shares of the common stock, without par value, of the Holding Company.

        3.07 “Director” means a member of the Board of Directors of the Bank or the Holding Company.

        3.08 “Director Emeritus” shall mean an honorary, non-voting member of the Board of Directors of the Bank or the Holding Company.

        3.09 “Disability” means any physical or mental impairment which qualifies an Employee, Director or Director Emeritus for disability benefits under the applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would qualify such Employee, Director or Director Emeritus for disability benefits under the long-term disability plan maintained by the Bank, if such Employee, Director or Director Emeritus were covered by that Plan.

        3.10 “Employee” means any person who is currently employed by the Bank or an Affiliate, including officers.

        3.11 "Holding Company" shall mean Home Financial Bancorp, an Indiana corporation.

        3.12 “Outside Director” means a member of the Board of Directors of the Bank or the Holding Company, who is not also an Employee and who may be a Director or Director Emeritus.

        3.13 “Plan Shares” means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

        3.14 “Plan Share Award” or “Award” means a right granted under this Plan to earn Plan Shares.

        3.15 “Plan Share Reserve” means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

        3.16 “Recipient” means an Employee or Outside Director who receives a Plan Share Award under the Plan.

        3.17 “Retirement” as to an Employee, means a termination of employment which constitutes a “retirement” under any applicable qualified pension benefit plan maintained by the Bank or an Affiliate which employs the Recipient, or, if such plan is not applicable, which could constitute “retirement” under such plan were the Recipient covered by such plan.

        3.18 “Trustee” means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

        4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. If permitted by applicable law, the Committee, with the consent of Recipients, may change the vesting schedule for Awards after the date of grant thereof. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

        4.02 Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Holding Company. The Board of Directors of the Holding Company may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.

        4.03 Limitation on Liability.  Neither a Director nor the Committee nor the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a Director or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful.

ARTICLE V
CONTRIBUTION; PLAN SHARE RESERVE

        5.01 Amount and Timing of Contributions.  The Bank shall be permitted to contribute to the Trust an amount sufficient to purchase up to 50,000 of the shares of Common Stock of the Holding Company. Such amounts shall be paid to the Trustee no later than the date required to purchase shares of Common Stock for Awards made under this Plan. No contributions by Employees or Outside Directors shall be permitted.

        5.02 Initial Investment.  Any amounts held by the Trust until such amounts are invested in accordance with Section 5.03, shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

        5.03 Investment of Trust Assets; Creation of Plan Share Reserve. From time to time following the shareholder meeting of the Holding Company at which the Plan is approved (“Shareholder Meeting Date”), the Trustee shall invest all of the Trust’s assets exclusively in the number of shares of Common Stock, designated by the Bank as subject to Awards made under the Plan, which may be purchased directly from the Holding Company, on the open market, or from any other source; provided, however that the Trust shall not invest in an amount of Common Stock greater than 50,000 shares of the Common Stock of the Holding Company, which shall constitute the “Plan Share Reserve” and provided, further that if the Trustee is required to purchase such shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares were trading on the date the contributions therefor were made to the Trust, the Bank shall have the discretion to reduce the number of shares to be awarded and purchased. The Trust may hold cash in interest-bearing accounts pending investment in Common Stock for periods of not more than one year after deposit. The Trustee, in accordance with applicable rules and regulations and Section 5.01 hereof, shall purchase shares of Common Stock in the open market and/or shall purchase authorized but unissued shares of the Common Stock from the Holding Company sufficient to acquire the requisite number of shares. Any earnings received or distributions paid with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received or distributions paid with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

        5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves.  Upon the allocation of Plan Share Awards under Sections 6.02 and 6.03 after acquisition by the Trustee of such shares, or the decision of the Committee to return Plan Shares to the Holding Company, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

ARTICLE VI
ELIGIBILITY;  ALLOCATIONS

        6.01 Eligibility. Employees and Outside Directors are eligible to receive Plan Share Awards provided in Section 6.02.

        6.02 Allocations. The Committee may determine which of the Employees and Outside Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Articles of Incorporation, Code of By-laws, Federal Stock Charter and Federal Stock Bylaws of the Holding Company or the Bank or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Bank fails to meet its applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to retu 6.02 Allocations. The Committee may determine which of the Employees and Outside Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Articles of Incorporation, Code of By-laws, Federal Stock Charter and Federal Stock Bylaws of the Holding Company or the Bank or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Bank fails to meet its applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to return the Plan Shares to the Holding Company, the Committee may, from time to time, determine which of the Employees or Outside Directors referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees or Outside Directors to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees or Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to such Employees or Outside Directors, and any other factors the Committee may deem relevant.

        6.03 Form of Allocation.  As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The stock certificates for Plan Share Awards shall be registered in the name of the Recipient until forfeited or transferred to the Recipient after such Award has been earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Outside Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Employees or Outside Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve not yet allocated to the Holding Company at any time, and cease issuing Plan Share Awards.

        6.05.    Distribution Election Before Plan Shares Are Earned. Notwithstanding anything contained in the Plan to the contrary, an Employee or an Outside Director who has received an allocation of Plan Shares in accordance with Article VI may request in writing that the Committee authorize the distribution to him or her of all or a portion of the Plan Shares awarded before the date on which the Plan Shares become earned in accordance with Article VII. The decision as to whether to distribute to any Employee or Outside Director who requests distribution shall be made by the Committee, in its sole discretion. In addition, the distribution shall be subject to the following parameters:

(a)	The Committee shall be required to make a separate determination for each request received by an Employee or Outside Director for distribution.

(b)	Any Plan Shares awarded shall be required to have a legend on the Plan Shares confirming that the Plan Shares are subject to restriction and transfer in accordance with the terms set forth in the Plan. This legend may not be removed until the date that the Plan Shares become earned in accordance with Article VII.

(c)	The Plan Shares distributed shall be voted by the Trustee or Recipients of Awards in accordance with Section 7.04.

(d)	Any cash dividends or other cash distributions paid with respect to the Plan Shares before the date that the Plan Shares are earned shall be paid to the Trustee to be held for the Employee or Outside Director, whichever is applicable, until the date that the Plan Shares are earned.

(e)	At the date on which the Plan Shares are earned, the Trustee may withhold from any cash dividends or other cash distributions held on behalf of such Employee or Outside Director the amount needed to cover any applicable withholding and employment taxes arising at the time that the Plan Shares are earned. If the amount of such cash dividends or distributions is insufficient, the Trustee may require the Employee or Outside Director to pay to the Trustee the amount required to be withheld as a condition of removing the legend on the Plan Shares.

ARTICLE VII EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS 7.01 Earning Plan Shares; Forfeitures.

(a)	General Rules. Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive service with the Bank or an Affiliate after the date of grant of the Award. If the term of service of a Recipient terminates as an Employee, as a Director and as a Director Emeritus prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in Subsection (b) below or in Section 4.01 hereof), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

(b)	Exception for Terminations due to Death, Disability and Retirement.Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee and as a Director or Director Emeritus with the Holding Company, Bank or an Affiliate terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of service with the Holding Company, Bank or an Affiliate as a result of such death or Disability. All Plan Shares subject to a Plan Share Award held by a Recipient whose term of service with the Holding Company, Bank or an Affiliate terminates due to Retirement who also has ceased to be a Director which have not yet been earned at the time of such Retirement shall be forfeited unless the Committee waives any remaining period of restriction applicable to all or part of the unearned Plan Shares so that they will be fully earned at the time of such Retirement. A Recipient whose service as an Employee terminates due to Retirement but who remains a Director and a Recipient who ceases to be a Director but remains an Employee shall continue to earn Plan Shares over the period and at the rate provided in the initial Award.

(c)	Exception for Terminations after a Change in Control. Notwithstanding the general rule contained in section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee with the Holding Company, Bank or an Affiliate terminates involuntarily within 18 months following a Change in Control or whose service as a Director or Director Emeritus terminates involuntary (or who is not renominated or reelected to serve on the Board of Directors of the Bank or the Holding Company or as a Director Emeritus of the Bank or the Holding Company) within 18 months following a Change of Control, shall be deemed earned as of the Recipient’s last day of service with the Holding Company, Bank or an Affiliate. For this purpose, a material diminution of or interference with the Recipient’s duties, responsibilities and benefits as an employee of the Holding Company or the Bank shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. For this purpose, “Change in Control” shall mean a change in control of the Holding Company or the Bank within the meaning of 12 C.F.R. §574(a) (other than a change of control resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or the Bank or any of its Affiliates).

(d)	Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Holding Company, Bank or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause or, in the case of an Outside Director who is removed from the Board of Directors of the Bank and the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of service as an Outside Director to have engaged in conduct which would have justified removal for cause. “Cause” is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or order which results in a loss to the Holding Company, Bank or any Affiliate or in a final cease and desist order.

        7.02 Accrual of Dividends.  Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends or cash distributions and a number of shares of Common Stock or other assets equal to any stock dividends and any other assets distributions declared and paid with respect to a share of Common Stock between the date the Plan Shares are being distributed and the date the Plan Shares were granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends or cash distributions so paid out. Until the Plan Shares are vested and distributed to any such Recipient or Beneficiary, such dividends, distributions and net earnings thereon, if any, shall be retained by the Trust.

        7.03 Distribution of Plan Shares.

(a)	Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)	Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends and cash or other distributions (and earnings thereon) shall be made in cash or in the form of such non-cash distributions.

(c)	Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. Alternatively, a Recipient may pay to the Trustee that amount of cash necessary to be withheld in taxes in lieu of any withholding of payments or distribution under the Plan. The Trustee shall pay over to the Holding Company, the Bank or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)	Cessation of Payment. The Trustee shall cease payment of benefits to Recipients or, if applicable, their Beneficiaries in the event of the Bank’s insolvency. The Bank shall be considered insolvent for purposes of this Plan if the Bank is unable to pay its debts as they become due or if a receiver is appointed for the Bank under applicable law. If payments cease by reason of this subsection, payments will be resumed, with appropriate make-up payments, once the Bank ceases to be insolvent but only to the extent the payments were not made directly by the Bank or its Affiliates.

        7.04 Voting of Plan Shares. After a Plan Share Award has been granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to the Recipient pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.

ARTICLE VIII
TRUST

        8.01 Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

        8.02 Management of Trust.  It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Neither the Holding Company, the Bank, nor any Affiliate shall exercise any direct or indirect control or influence over the time when, or the prices at which, the Trustee may purchase such shares, the number of shares to be purchased, the manner in which the shares are to be purchased, or the broker (if any) through whom the purchases may be executed. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)

To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein and in paragraph (b) constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Holding Company or an Affiliate or from any other source and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)

To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), securities of any open-end or closed-end management investment company or investment trust registered under the Investment Company Act of 1940, whether or not the Trustee or any affiliate of the Trustee is being compensated for providing services to the investment company or trust as investment advisor or otherwise, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)

To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust and to hold cash pending investment.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)

To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

        8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends or distributions received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or otherwise to the Plan Share Reserve. Recipients (or their Beneficiaries) shall not be entitled to any such allocations until the Plan Share Awards to which they relate are vested and distributed to those Recipients (or their Beneficiaries).

        8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Bank or the Holding Company.

        8.06 Indemnification. The Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

        9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards (which, as of the effective date of this Plan, shall not exceed 50,000 of the shares of the Holding Company’s Common Stock, and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, extraordinary cash or non-cash distribution, or other similar capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration, by the Committee.

          9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Holding Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees or Outside Directors to whom they are allocated. However, the termination of the Trust shall not affect a Recipient’s right to the distribution of Common Stock relating to Plan Share Awards already earned, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee.

          9.03 Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. The assets of the Plan and Trust, prior to the distribution of Plan Shares to a Recipient or his or her Beneficiary, shall be subject to the claims of creditors of the Bank. Unless Plan Shares are distributed in accordance with Section 6.05 or 7.03 to a Recipient or his or her Beneficiary, such Recipient or, if applicable, Beneficiary shall not have any right in or claim to any specific assets of the Plan or Trust and shall only be an unsecured creditor of the Bank nor shall the Holding Company or the Bank be subject to any claim for benefits hereunder.

         9.04 Employment Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of, or of any Outside Director to continue in the service of, the Bank, the Holding Company or any Affiliate thereof.

         9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 6.05 and 7.04 above, prior to the time said Plan Shares are actually distributed to him.

         9.06 Governing Laws.  The Plan and Trust shall be governed by the laws of the State of Indiana, except to the extent governed by federal law.

         9.07 Effective Date. This Plan shall be effective as of the date of its approval by the shareholders of the Holding Company.

        9.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) 21 years from the effective date of its adoption, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Bank under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended.

         9.10.     Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, as agreed to by the Trustee and the Bank, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning the Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Bank or the Holding Company.

         9.11.     Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days’ prior written notice to the Bank, and the Trustee may be removed, with or without cause, by the Bank on sixty (60) calendar days’ prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Bank a written account of its administration of the Plan and the Trust for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Trust to the successor Trustee or Trustees.

REVOCABLE PROXY
HOME FINANCIAL BANCORP

[X]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 12, 2004

      The undersigned hereby appoints Christie Leach and Lori Porter, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Home Financial Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Holding Company’s office at 279 East Morgan Street, Spencer, Indiana, on Tuesday, October 12, 2004, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary.

     Kurt D. Rosenberger         Stephen Parrish        [ ]  FOR        [ ]  VOTE WITHHELD
                     (each for a three-year term)

INSTRUCTION:   To withhold authority to vote for any individual nominee, mark “Vote Withheld” and write that nominee’s name in the space provided below.

__________________________________________________

2. Approval and ratification of the Owen Community Bank, s.b. Recognition and Retention Plan and Trust.
    [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. Ratification of the appointment of BKD LLP as auditors for the year ending June 30, 2005.
    [ ] FOR [ ] AGAINST [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof. The Board of Directors recommends a vote “FOR” each of the listed propositions.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy may be revoked at any time prior to the voting thereof.

     The undersigned acknowledges receipt from Home Financial Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.

Date ______________________

__________________________       ___________________________
Stockholder sign above                       Co-holder (if any) sign above

Detach above card, sign, date and mail in postage-paid envelope provided.

HOME FINANCIAL BANCORP

Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________

___________________________________________

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